HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805	HV-6776 - Premier Innovations(SM)

Supplement dated September 14, 2012 to your Prospectus

1.  FUND REORGANIZATION

FIDELITY® ADVISOR STOCK SELECTOR ALL CAP FUND – CLASS T

The shareholders have approved the reorganization of Fidelity® Advisor Stock Selector All Cap Fund (“Merging Fund”) into Fidelity® Stock Selector All Cap Fund (the “Acquiring Fund”) (the “Reorganization”).  As a result of the Reorganization, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  The Reorganization is scheduled to take place at the close of trading on the New York Stock Exchange on October 26, 2012 (“Merger Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

2.  FUND NAME CHANGE

Effective on or about November 1, 2012, the following name change is made to your Prospectus:

Old Name	New Name
AllianceBernstein Small/Mid Cap Value Fund - Class A	AllianceBernstein Discovery Value Fund - Class A

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.